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                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 31, 1994, in the Registration Statement (Form S-3 No. 33-86150) and related Prospectus of Commerce Bancorp, Inc.
for the registration of 1,725,000 shares of its common stock.

                                            /s/ Ernst & Young LLP
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Philadelphia, Pennsylvania
February 6, 1995